                                                                   EXHIBIT 23.0

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.
333-77259 of Umpqua Holdings Corporation on Form S-8 of our report dated January
26, 2001 appearing in this Annual Report on Form 10-K of Umpqua Holdings
Corporation for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP

Portland, Oregon
March 28, 2001